UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2020 (July 16, 2020)

IQVIA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Wooster Heights Road

Danbury, Connecticut 06810

and

4820 Emperor Blvd.
Durham, North Carolina 27703
(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 448-4600 and (919) 998-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	“IQV”	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Ronald E. Bruehlman as Executive Vice President and interim Chief Financial Officer

On July 21, 2020, IQVIA Holdings Inc. (the “Company”) announced the appointment of Ronald E. Bruehlman to serve as Executive Vice President and interim Chief Financial Officer, effective August 1, 2020. Mr. Bruehlman, age 59, previously served as Chief Financial Officer of IMS Health Holdings, Inc. (“IMS Health”) from 2011 until the merger of IMS Health and Quintiles Transnational Holdings Inc. in October 2016 (the “Merger”). Since the Merger, Mr. Bruehlman has served as a senior advisor to Ari Bousbib, Chairman and Chief Executive Officer of the Company. In addition, Mr. Bruehlman currently serves as Chairman of the Board of Directors at Q2 Solutions, a joint venture between the Company and Quest Diagnostics Incorporated and a leading clinical trial laboratory services organization.

Prior to joining IMS Health and the Company, Mr. Bruehlman spent 23 years with United Technologies Corporation, where he held multiple senior finance leadership roles of increasing responsibility. These included leading the finance function at UTC Commercial, Chief Financial Officer of Carrier Corporation, heading the corporate financial planning and analysis function for UTC and leading UTC’s investor relations function.

Departure of Michael R. McDonnell as Executive Vice President and Chief Financial Officer

On July 16, 2020, Michael R. McDonnell informed the Company of his intention to leave the Company to become the CFO of Biogen Inc. Mr. McDonnel’s last day will be July 31, 2020.

Item 7.01	Regulation FD Disclosure.

On July 21, 2020, the Company issued a press release announcing Mr. Bruehlman’s appointment and Mr. McDonnell’s departure, which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated July 21, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2020

IQVIA HOLDINGS INC.

By:	/s/ Eric Sherbet
Eric Sherbet
Executive Vice President, General Counsel and Secretary